Energy Infrastructure Acquisition Corp.
(AMEX: EII)

Proposed Transaction for Shareholder Approval

ENERGY INFRASTRUCTURE ACQUISITION CORP.

December 2007

Safe Harbor Statement

Except for the historical information contained herein, this presentation contains among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. Actual results, including, without limitation, operating or financial results, if any, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

Forward-looking statements include statements regarding:

- The delivery to and operation of assets of Energy Infrastructure International Corp., the surviving corporation in the proposed Business Combination and Redomiciliation Merger;
- Energy Infrastructure Merger Corporation's future operating or financial results;
- Future, pending or recent acquisitions and business strategy. Areas of possible expansion, and expected capital spending or operating expenses; and
- Tanker market trends, including charter rates and factors affecting vessel supply and demand.

The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S-X. Accordingly, such information and data may not be included in, or may be presented differently in, the Company's proxy statement to solicit shareholder approval for the proposed Business Combination and Redomiciliation Merger. This presentation includes certain estimated financial information and forecasts (EBIT, EBITDA, and Time Charter Equivalent Revenue) that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company believes that the presentation of these non-GAAP measures provides information that is useful to the Company's shareholders as they indicate the ability of Energy Infrastructure Merger Corporation, if the Business Combination and Redomiciliation Merger is effected, to meet capital expenditures, working capital requirements and other obligations, and make distributions to its stockholders. However, EBIT, EBITDA and Time Charter Equivalent Revenue should be considered in addition to and not as substitutes for, or superior to operating income, cash flows, revenue or other measures of financial performance prepared in accordance with GAAP. EBIT, EBITDA and Time Charter Equivalent Revenue may not be comparable to similarly titled measures reported by other companies.

Safe Harbor Statement

The Company undertakes no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statement or any change in events, conditions or circumstances on which any statement is based, or otherwise.

This presentation has been filed with the Securities and Exchange Commission on December 20, 2007 as part of a Current Report on Form 8-K of Energy Infrastructure Acquisition Corp. (the "Company"). The Company is holding presentations for certain of its security holders, as well as certain other persons, regarding the proposed Business Combination and transaction pursuant to which the Company will merge with and into its wholly-owned subsidiary, Energy Infrastructure Merger Corporation ("Energy Infrastructure Merger Corp.") and Energy Infrastructure Merger Corporation as the surviving corporation (the "Redomiciliation Merger") will purchase all of the outstanding securities of certain companies owning nine very large crude carriers ("VLCCs") from Vanship, as described in the Company's current report on form 8-K, filed December 6, 2007. Maxim Group LLC, the managing underwriter of the Company's initial public offering ("IPO") consummated in July 18, 2006, is assisting the Company in its efforts and will receive, the deferred portion of its underwriting discount from the IPO of approximately $2.4 million, as well as approximately $2.75 million in financial advisory fees upon consummation of the Redomiciliation Merger.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of the Company's stockholders to be held to approve the Redomiciliation Merger. Each of the Company's officers and directors who are also stockholders of the Company have waived their rights to any liquidation distribution the Company makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if the Company does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Stockholders of the Company and other interested persons are advised to read the registration statement on Form F-4 of Energy Infrastructure Merger Corporation, and the Company's definitive proxy statement, when available, in connection with the Company's solicitation of proxies for the special meeting because these documents will contain important information.

Such persons are also advised to read the Company's annual report on Form 10K for the fiscal year ended December 31, 2006, filed on March 30, 2007, for a description of the security holdings of the Company's officers and directors and their respective interests in the Company should the Redomiciliation Merger be consummated.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Redomiciliation Merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:

Energy Infrastructure Acquisition Corp.
1105 North Market Street
Suite 1300
Wilmington, DE 19899 United States

The preliminary proxy statement and definitive proxy statement, once available, and the annual report on Form 10-K can also be obtained, without charge, at the Securities and Exchange Commission's internet site at http://www.sec.gov

Key

- EV = Enterprise Value (Market Capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents)
- M = Million
- FY1 = Assumes the merger is consummated on June 30, 2008. FY1 refers to the first 4 successive quarters from July 1, 2008 through June 30, 2009
- Peer Group = consists of Ship Finance International Ltd. (SFL),General Maritime Corp. (GMR), Nordic American Tanker Shipping Ltd. (NAT),Double Hull Tankers, Inc. (DHT), Arlington Tankers Ltd. (ATB), Omega Navigation Enterprises, Inc. (ONAV), Aries Maritime Transport Ltd. (RAMS), and Knightsbridge Tankers Ltd. (VLCCF)
- Redemption = Energy Infrastructure Acquisitions Corp. (EII) public stockholders who vote against a business combination which is approved will be entitled to redeem their stock for $10.00 per share, plus a portion of the interest earned not previously released to the Company (net of taxes payable). Public stockholders who redeem their stock for a share of the trust account will continue to have the right to exercise any warrants they may hold. Energy Infrastructure Acquisition Corp. is prohibited from consummating the Business Combination if holders of at least 30.0% (incorporates the shares issued in EII's initial public offering and private placement) shares vote against the Business Combination and elect to have their shares redeemed for cash.
- Time Charter Equivalent Revenue = Gross time charter revenue before commissions. Expressed in $ per day
- TCE = Time Charter Equivalent: Time charter revenue and/or the voyage charter revenue, net of commissions. Expressed in $ per day
- Profit Share = Portion of the TCE rate paid to the vessel owner above the base charter rate. For example, if the base charter rate is $40,000 per day and the charterer gets the first $5,000 per day above the base charter rate, a TCE spot market rate of $65,000 per day would result in an additional $10,000 per day of earnings for the vessel owners, based on 50/50 profit share above $45,000 a day.
- $10.30 = The cash amount per share that a redeeming shareholder would receive as of September 30, 2007

Overview – Energy Infrastructure Acquisition Corp. ("EII")

- **Business Combination Company™ ("BCC™") trading on the AMEX**
  - Raised $209.25M via IPO (including a portion of the 15% green shoe) in July 2006
  - $10.00 Unit structure – 1 share of common stock (EII) and 1 warrant (EIIW)
  - Public shareholders will receive $10.00 per share plus interest in case of liquidation
    - As of EII's most recent 10Q (filed on 11/19/2007) approximately $10.30 per share was held in trust for public shareholders

Proposed Transaction

ENERGY INFRASTRUCTURE ACQUISITION CORP.

Proposed Transaction Highlights

- **On December 3, 2007, EII and Energy Infrastructure Merger Corporation ("EIMC")(1), a wholly-owned subsidiary of EII, entered into a definitive share purchase agreement to acquire all of the outstanding securities of certain companies owning nine Very Large Crude Carriers (VLCCs), each owned by Vanship Holdings Limited ("Vanship")**
  - Pursuant to an agreement and plan of merger, EII will merge with and into EIMC and redomicile to the Marshall Islands
- **Vanship is an established name in the shipping market with deep industry relationships**
  - Formed in 2001 by Captain C.A.J. Vanderperre and Fred Cheng
    - Created to leverage the Asian shipping markets
  - Offices located in Hong Kong
  - High quality and diverse customer base
    - Major Asian multi-national corporations
  - Modern fleet consisting of 9 VLCCs
    - 100% charter coverage - average charter ~6.3 years
      - Average double hull remaining charter duration ~9.2 years
        - 3 of the 9 vessels have profit sharing agreements with potential upside from base rates
      - Average single hull remaining charter duration ~2.8 years
    - Average age ~12.4 years
      - Double hull vessels average age ~9 years
      - Single hull vessels average age ~16 years
    - Combined cargo-carrying capacity of 2,519,213 deadweight tons ("dwt")

(1) Energy Infrastructure Merger Corporation, a Marshall Islands Company ("EIMC") is a wholly-owned subsidiary of Energy Infrastructure Acquisition Corp. ("EII")

Breakdown of Offer Consideration

- **Purchase price - $778,000,000 (funded by cash, debt & stock)**
  - Cash Consideration:
    - $643,000,000 - ~$208,000,000 from Trust Account & $435,000,000 of new debt
  - New Shares Issued:
    - 13,500,000 of EII shares @ $10.00/share
  - Earn-out Tranches:
    - 2 tranches – each 3,000,000 shares
      - Earned 12 & 24 months post-closing if certain EBITDA hurdles are met(1)
  - Share Cancellation / Swap / Transfer:
    - EII management to cancel 3,585,000 incentive warrants exercisable at $0.01 per warrant
    - 1,000,000 new units (1 share of common stock and 1 warrant) issued to George Sagredos the current Chief Operating Officer, President and Director of EII (or any assignee thereof)
    - 425,000 of EII private placement warrants sold to a company controlled by George Sagredos in EII's private placement (effected prior to the IPO) will be transferred to Vanship
  - New Equity Commitment/ Investment:
    - EII management to convert convertible debt of $2.685M into 268,500 units at $10.00 per unit
    - Vanship to provide up to $50M of new equity
      - Issued in the form of new units (1 common stock and 1 warrant) at $10.00 per unit

(1) With respect to the first and second twelve month periods following the closing, in the event that the vessels achieve EBITDA for such periods of a minimum of $75,000,000.

Pro Forma Shares Outstanding

Total Shares Outstanding (Fully Diluted - Treasury Method)[1]		
Per Share Amount Held in Trust for EII's Public Shareholders	**$10.30**[2]	
Public Common Stock	20,925,000	
EII Insiders Common Stock (Founder's Equity)	5,268,849	
EII Insiders Common Stock (Purchased in Private Placement)	825,398	
EII Insiders Common Stock (New Shares Issued from New Units, in lieu of Incentive Warrants)	1,000,000	
Vanship Common Stock	13,500,000	
Vanship New Equity Investment (Common Stock)	5,000,000	
Maxim Deferred Equity	202,500	
Public Warrants	4,672,692	
EII Insiders Convertible Loan (Common Stock & Warrants)	328,458	
EII Insiders Warrants (Purchased in Private Placement)	89,412	
EII Insiders Warrants Transferred to Vanship (Purchased in Private Placement)	94,905	
EII Insiders Warrants (New Warrants Issued from New Units, in lieu of Incentive Warrants)	223,307	
Vanship New Equity Investment (Warrants)	1,116,533	
Total Shares Outstanding (Fully Diluted - Treasury Method)[1]	**53,247,054**	
Public (Including Maxim's Deferred Equity)	25,800,192	48.5%
EII Insiders[3]	7,735,424	14.5%
Vanship[3]	19,711,438	37.0%
Total Shares Outstanding (Fully Diluted - Treasury Method)[1]	**53,247,054**	**100.0%**

(1) Does not include 3,000,000 shares that may be issued to Vanship in each of the 12 & 24 month periods from closing, based on certain EBITDA hurdles being achieved

(2) Based on the amount held in Trust as September 30, 2007 (figures have been rounded)

(3) EII's insiders and Vanship comprise EIMC's insiders

Financial Assumptions – FY 1 EBITDA Build Up

- **Utilization rate: 360 days on-hire**
- **Annual G&A: $3,800,000**
- **OPEX annual increase: 3.0%**
- **Profit share: calculated on an average daily spot TCE rate of $59,500 a day as per Clarksons' weekly average earnings for TD3 (Arabian Gulf to East) Jan. 2003 - Dec. 2007***
  - Current VLCC spot TCE rate for TD3 is in the region of $300,000 per day
- **Drydocking: 3 vessels with intermediate surveys (3 days each) and 1 vessel with special survey and drydock (25 days) for a total of 34 days of offhire**

	Daily TCE			Daily OPEX			Charter
	H2'08	H1'09	FY 1	H2'08	H1'09	FY 1	Duration
DH1	$38,019	$38,019	$38,019 (1)	$6,942	$7,150	$7,046	May 2014
DH2	$45,825	$45,825	$45,825 (2)	$6,491	$6,686	$6,588	Feb 2017
DH3	$42,705	$42,705	$42,705	$6,420	$6,613	$6,516	Dec 2016
DH4	$46,650	$46,650	$46,650 (3)	$6,507	$6,702	$6,605	Jan 2017
DH5	$28,322	$35,124	$31,723 (4)	$6,670	$6,870	$6,770	Mar 2019
SH1	$29,700	$29,700	$29,700	$6,272	$6,460	$6,366	Oct 2010
SH2*	$33,000	$37,000	$35,000 (5)	$6,142	$6,326	$6,234	Sep 2009
SH3	$31,960	$31,960	$31,960 (6)	$6,397	$6,589	$6,493	Jun 2010
SH4	$38,111	$38,111	$38,111	$6,218	$6,405	$6,311	Dec 2011

**Gross time charter rate and net time charter equivalent ("TCE") for consecutive voyage charter

(1) Charterers have the option to extend time charter for an additional 3 years at $39,000 per day

(2) Based on 50% share of income (which is referenced to the Baltic International Tanker Routes ("BITR") in excess of USD $44,000

(3) Income (which is referenced to BITR3) in excess of USD $43,500 to be split equally

(4) Second time charter starts after expiry of first charter in March 2009, and runs until March 2019 at a Daily Time Charter Hire Rate of $30,000. Based on 50% of actual annual net average daily time charter earnings ("actual earnings") in excess of $30,000 but not exceeding $40,000, and 40% of actual earnings in excess of $40,000

(5) Estimated TCE based on historical seasonal variation of bunker prices over the past five years

(6) Charterers have the option to extend time charter for an additional 2 years at $31,800 per day

Attractive Valuation Compared to Peer Group

Post-Transaction Metrics	
Share Price Example	**$10.30**[1]
Total Shares Outstanding (Fully Diluted - Treasury Method)[2]	**53,247,054**
Market Capitalization	**$548,448,692**
Plus: Net Debt (Cash) - No Redemptions	391,383,388
Enterprise Value	**$939,832,080**

Implied Transaction Enterprise Multiples	
FY1 EBITDA[3]	**$95,586,446**
EV/ FY1 EBITDA Multiple[3]	9.83x
Peer Group EV/ 2008E EBITDA Multiple[3,4]	10.32x
Estimated Discount to Peer Group	**4.8%**
FY1 EIMC Dividend Yield to Public Shareholders[5]	15.0%
Peer Group Dividend Yield[3,4]	10.3%
Estimated Premium to Peer Group	**45.1%**

(1) Based on the amount held in Trust as September 30, 2007 (figures have been rounded)
(2) Does not include 3,000,000 shares that may be issued to Vanship in each of the 12 & 24 month periods from closing, based on certain EBITDA hurdles being achieved
(3) Assumes the merger is consummated on June 30, 2008. FY1 refers to the first 4 successive quarters from July 1, 2008 through June 30, 2009
(4) The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (RAMS), (VLCCF). Based on EIMC estimates, public filings and I/B/E/S Earnings Estimates from Bloomberg as of 12/19/07
(5) Based on a a value of $10.30. Actual yield to any individual investor will depend on their individual purchase price and time of purchase

Estimated Dividend Yield

- **EIMC expects to pay an estimated first quarterly dividend of ~$0.39 (~$1.54 in FY 1)(1)(2)**

Dividend Yield Calculations – Sliding Scale



Estimated Average Peer Group Dividend = 10.3%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
15.0%
$10.30
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
EIMC Dividend Yield
Estimated Peer Group Dividend Yield

(1) EIMC estimates as of 12/19/07

(2) EIMC insiders to waive their dividends in order to maintain a 15.0.% payout for public investors at $10.30. Actual yield to any individual investor will depend on their individual purchase price and time of purchase

Energy Infrastructure Acquisition Corp.

Attractive Valuation Compared to Peer Group

- **Based on a Share Price of $10.30[3]**

2008E Dividend Yield[1,2]


Avg. = 10.34%
16.00%
16%
12%
8%
4%
0%
SFL
GMR
NAT
DHT
ATB
ONAV
RAMS
VLCCF
EIMC
Comps
Average

EV / 2008E EBITDA[1,2]


Avg. = 10.32x
9.83x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
SFL
GMR
NAT
DHT
ATB
ONAV
RAMS
VLCCF
EIMC
Comps
Average

Percentage of Fixed Charters in 2008[1,2]


Avg. = 80.00%
100.00%
100%
80%
60%
40%
20%
0%
SFL
GMR
NAT
DHT
ATB
ONAV
RAMS
VLCCF
EIMC
Comps
Average

Net Debt / Capital Ratio[1,2]


Avg. = 55.63%
47.64%
100%
80%
60%
40%
20%
0%
SFL
GMR
NAT
DHT
ATB
ONAV
RAMS
VLCCF
EIMC
Comps
Average

(1) *FY1 estimates assumes the merger is consummated on June 30, 2008. FY1 refers to the first 4 successive quarters from July 1, 2008 through June 30, 2009*
(2) *Based on EIMC estimates, public filings and I/B/E/S Earnings Estimates from Bloomberg as of 12/19/07*
(3) *Based on the amount held in Trust as of September 30, 2007 (figures have been rounded). Actual yield to any individual investor will depend on their individual purchase price and time of purchase*

EIMC Highlights

- **Predictable and sustainable cash flow**
  - 100% charter coverage (average charter ~6.3 years)
    - 3 of the 9 vessels have profit sharing agreements with potential upside from base rate
- **Highest expected dividend payout in High Dividend Yield Tanker peer group for FY1(3)**
  - EIMC Insiders to waive dividends for FY1(1)
    - Proposed $1.54 dividend per share (15.0% at $10.30 share price) for public investors for 1 year post-closing – peer group estimated average ~10.3%(2)(3)
  - Redomiciliation – capture peer group regulatory and tax status
- **Lower leverage than peer group**
  - Net debt / total capital: EIMC ~47.6% vs ~56.6% for peer group(2)
- **First U.S. publicly listed Asian shipping company**
  - Hong Kong based management team
  - High quality Asian charterers
    - COSCO, Sinochem Corporation, Formosa Petrochemical Corp., S-Oil Corporation, SK Shipping Corp. and Sanko Steamship Ltd.
- **Board of Directors with global expertise**
  - Ability to source and execute opportunities in all geographical zones
- **Experienced management team**
  - Over 100 years combined experience in ship owning, commercial and technical management
- **Robust industry fundamentals**

Strong Cash Flows and Management Dividend Waiver Facilitate Highest Expected Yield in the Peer Group (15.0% vs. ~10.3%)(2)(3)

(1) Refer to page 9 for EIMC's insider shareholdings
(2) The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (RAMS), and (VLCCF). Based on EIMC estimates, public filings and I/B/E/S Earnings Estimates from Bloomberg as of 12/19/07
(3) 15.0% payout based on the per share amount held in trust for public investors. Actual yield to any individual investor will depend on their individual purchase price and time of purchase

Company Overview

ENERGY INFRASTRUCTURE ACQUISITION CORP.

Experienced Management and Board to Govern EIMC(1)

Captain C.A.J. Vanderperre **Non-Executive Chairman**	▪ Founder of Univan, a leading global ship management firm ▪ Pioneer and early adopter of 3rd party ship management structure ▪ Managed in excess of 125 wet and dry vessels at one time
Fred Cheng **CEO & Director**	▪ Founder of Shinyo Maritime Corporation ▪ Over 30 years of ship owning & management experience in both wet & dry sectors ▪ Substantial S&P experience - over 300 vessels bought and sold ▪ Extensive chartering expertise with an emphasis on long-term charters and JVs ▪ Long-standing global relationships with major charterers, especially Asian Multinationals
Christoph M. Widmer **President, CFO & Director**	▪ Former Co-Head of Financial Sponsors Group, Asia (ex. Japan) - Credit Suisse ▪ Former Head of Global Industrials Group, Asia (ex. Japan) - Credit Suisse ▪ Former CFO of Horizon Lines, a portfolio company of The Carlyle Group
Marios Pantazopoulos **Director**	▪ CFO of EII ▪ General Manager of LMZ Transoil Shipping Enterprises SA ▪ Former CFO of Oceanbulk Maritime SA ▪ Former assistant director for project finance & shipping of Hambros Bank Plc
5 Independent Directors	▪ To be nominated during the merger proxy process

(1) *EIMC management and board are subject to change during the merger proxy process*

Fleet Profile

Vessel Name*	Name of Owner	Hull Design	Capacity (dwt)	Year Built
Shinyo Alliance	Shinyo Alliance Limited	Single	248,034	1991
C. Dream	Shinyo Dream Limited	Double	298,570	2000
Shinyo Kannika	Shinyo Kannika Limited	Double	287,175	2001
Shinyo Ocean	Shinyo Ocean Limited	Double	281,395	2001
Shinyo Jubilee	Shinyo Jubilee Limited	Single	250,192	1988
Shinyo Splendor	Shinyo Loyalty Limited	Double	306,474	1993
Shinyo Mariner	Shinyo Mariner Limited	Single	271,208	1991
Shinyo Navigator	Shinyo Navigator Limited	Double	300,549	1996
Shinyo Saw ako	Shinyo Saw ako Limited	Single	275,616	1995
	Total/Avg.		**2,519,213**	**1995**

* 8 of the 9 vessels are on time charter. The remaining vessel is on consecutive voyage charter

- **Long term charters facilitate predictable and sustainable cash flows**
  - 100% charter coverage (average charter ~6.3 years)
    - Average double hull remaining charter duration ~9.2 years
    - Average single hull remaining charter duration ~2.8 years
  - Average age ~12.4 years
    - Double hull vessels average age ~9 years
    - Single hull vessels average age ~16 years
- **Profit sharing agreements provide upside potential**
  - 3 of the 9 vessels have profit sharing agreements with potential upside from base rate

High Quality and Diverse Customer Base

Company	Description	Country
SINOCHEM CORPORATION	▪ Sinochem Corporation is a key Chinese state-owned enterprise ▪ One of China's oldest and largest companies ➡ Vanship first company to time charter a VLCC for longer than 5 years	
COSCO	▪ Chinese state-owned shipping enterprise - world's largest shipping company ▪ Has a fleet of up to 30 million DWT and sails to 1300 ports in 160 countries ➡ Vanship first company to conclude time charters on VLCCs (aggregate 28 years)	
	▪ Formosa Petrochemical Corp., a Taiwanese company, refines crude oil and markets petroleum and petro-chemical products ▪ Publicly listed in Taiwan with a market cap of ~$23 billion ➡ Vanship first company to time charter a VLCC for longer than 5 years	
SK shipping	▪ SK Shipping Co. Ltd. is an owner / operator of fleet of over 49 vessels (4.6 million DWT) ▪ Managed in excess of 125 wet and dry vessels at one time ➡ Vanship first and only non-Korean company to JV on VLCCs	
S-OIL	▪ S-Oil's principal activities are refining oil and producing petrochemicals and lubricants ▪ Part of Fortune's World 500, with over $15 billion in revenue	
SANKO LINE	▪ Sanko Line is one of Japan's oldest shipping companies ▪ Fleet comprised in excess of 128 wet and dry vessels at (over 10.43 million DWT)	

Ship Management Structure

- **NewCo Management to be responsible for the commercial, financial, accounting and technical supervision of the fleet(1)**
  - Management team to actively monitor and control vessel operating expenses incurred by technical managers through oversight of their activities

- **Daily technical management of vessels to be undertaken by Univan Ship Management Ltd.**
  - Leading 3rd party ship management company - established 1975
  - Controlled by Captain C.A.J. Vanderperre with 70 years of seagoing and technical management experience
  - Currently managing over 50 vessels, including both tanker and dry bulk vessels
  - Reputation built on sound technical management at globally competitive rates
    - Direct access to officers and crews
      - Wholly-owned locally run recruitment offices in India and Philippines
      - JV with China Marine & Seamen Service Corporation located in Beijing, a wholly-owned subsidiary of China Shipping
    - Wholly-owned and operated state of the art training academies

Shareholders will benefit from cost savings and economies of scale that result from operating a large fleet

Energy Infrastructure Acquisition Corp.

(1) Ship management structure has not yet been finalized and is subject to change during the merger proxy process

Advantages & Growth

ENERGY INFRASTRUCTURE ACQUISITION CORP.

Competitive Advantages

- **Strong commercial and technical management**
  - Vanship has close long-term relationships with customers and commodity end-users
  - Unique access to Asian shipping markets
  - Recognized market outlook strategies – proven execution track record
- **Long-term charters providing strong cash flow for a number of years**
  - Strong base rate charters provide stable and transparent cash flows
    - 3 profit sharing agreements give upside potential from fixed base rates
  - Shareholders will benefit from upturns in the market through profit sharing agreements and will be protected from downside with fixed rates
- **Only Asia based tanker company listed on a US exchange**
  - Beneficiary of continued growth in China and India
  - Better vantage point from which to do business with first rate Asian charterers
  - Asia most important destination for VLCCs - accounts for majority of global demand & incremental growth
- **Strong cash flow & management dividend waiver facilitate highest expected yield in peer group in FY1**
  - EIMC Insiders to waive dividends for FY1(1)
    - Proposed $1.54 dividend per share (15.0% at $10.30 share price) for public investors for 1 year post-closing – peer group estimated average ~10.3%(2)(3)
- **Lower leverage than peer group**
  - Net debt / total capital: EIMC ~47.6% vs ~56.6% for peer group(2)

(1) Refer to page 9 for EIMC's insider shareholdings

(2) The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (RAMS), and (VLCCF). Based on EIMC estimates, public filings and I/B/E/S Earnings Estimates from Bloomberg as of 12/19/07

(3) 15.0% payout based on the per share amount held in trust for public investors. Based on a a value of $10.30. Actual yield to any individual investor will depend on their individual purchase price and time of purchase

Growth Strategy

- **Ideally positioned for Sales and Purchase (S&P) opportunities**
  - Established member of the VLCC ownership "club"
  - Close relationships with other "club" members facilitate off-market transactions
  - Advantageous position for market transactions
- **Strategic fleet management**
  - Double hulls
    - Opportunistic acquisitions of existing VLCCs
    - Buy newbuilding resales whenever there is an extended downturn in spot rates or when an opportunity comes up to charter out long-term to first class charterers
    - Order newbuildings for delivery in 3 – 5 years, exploiting existing relationships with shipyards in China, Korea and Japan
  - Single hulls
    - Extend existing charters
      - Japan, India and Singapore will follow IMO guidelines for extension to 2015
      - China, Korea and other Asian countries expected to follow suit
    - Convert into double hull VLCCs
    - Sell for conversions to:
      - Double hull VLCCs
      - Very Large Ore Carrier (VLOCs)
      - Floating Production Storage & Offloading Units (FPSOs)
      - Floating Storage & Offloading Units (FSOs)
- **Private-to-public arbitrage opportunities post-closing**
  - Buy at approximately NAV in private market and achieve value creation in public markets
- **Focus will remain on long-term stable cash flow and value creation**

Forecasted Financials

ENERGY INFRASTRUCTURE ACQUISITION CORP.

Expected Operating Margins for First Full Fiscal Year

- **Estimated Daily Breakeven Analysis**
  - Fleet-wide average net TCE rate of $37,668
  - Cash outflow - approx. 44% of net revenue



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$37,668
$16,715
$37,668
$32,106
CF Breakeven
NI Breakeven
D&A
INT
CAPEX
G&A
OPEX

	Free Cash Flow	Net Income
Operating Expenses	$6,547	$6,547
General & Administrative	1,157	1,157
Interest Expense	8,219	8,219
Depreciation & Amortization	-	16,183
Maintenance Capital Expenditures	793	-
Total	**$16,715**	**$32,106**
Net	$20,953	$5,562
Margin	**~56%**	**~15%**

Note: Numbers may not sum due to rounding

(1) *G&A is based on estimate of $3.5 million for FY 1 over the 9 vessels in the initial Fleet*

Quarterly Forecasted Dividend

Forecasted First Full Operating Quarter ($ in 000s)	
Gross Charter Revenue	$30,223
Charter Commissions	(0)
Net Charter Revenue	$ 30,223
OpEx	5,377
G&A Expenses	950
Interest Expense	6,750
Maintenance CapEx	651
Total Cash Expenses	$13,727
Available Cash	**$16,496**
Available Cash Per Share	**$0.78**
Dividend Per Share(1)	**$0.39**
EBITDA	**$23,897**

Note: Numbers may not sum due to rounding

(1) Per share amount reflects waiver of dividends in FY1 by EIMC's insiders. Refer to page 9 for EIMC's insiders' shareholdings

Estimated Annual Performance

Fleet Aggregate Figures	Annual (millions)	Margins
Purchase Price	$778.000	
Gross Revenue **($339,014/day for ~356.6 days)**	**$120.893**	
TCE Revenue (Net of Commission, ~356.6 voyage days, $339,014 per day)	**$120.893**	
Operating Expenses (365 calendar days, $58,923 per day)	**-21.507**	
General & Administrative[1]	-3.800	
EBITDA	**95.586**	**~79%**
Depreciation & Amortization[2]	-53.163	
EBIT	**42.424**	**~35%**
Interest Expense	-26.998	
Net Income	**15.425**	**~13%**
Cash Flow	**68.588**	**~57%**
Dividend Payout	**32.642**	
Retained Cash	**36.359**	

Note: Numbers may not sum due to rounding

(1) G&A is based on estimate of $3.8 million for first year of operations over the 9 vessels in the initial Fleet

(2) Depreciation is based on $350/per light weight ton and 25 year useful life

Energy Infrastructure Acquisition Corp.

Industry Highlights

ENERGY INFRASTRUCTURE ACQUISITION CORP.

Robust Industry Fundamentals

- **Strong world economic growth has been and expected to continue to drive increasing demand for oil**
  - Current spot rates AG East for double hull VLCCs at world scale rates of 315 (double hull AG to Thailand account PTT fixed on December 14, 2007)
    - Approximately $300,000 per day TCE for round voyage
  - Current spot rates AG East for single hull VLCCs at world scale rates of 295 (single hull AG to Thailand account PTT fixed for January 16, 2008)
    - Approximately $260,000 per day TCE for round voyage
- **Asia is most important destination for VLCCs - accounting for majority of global demand and incremental growth**
- **IMO guideline for phasing out single hulls is set for 2010 but Japan, India and Singapore have opted to extend to 2015**
  - Korea, China and other Asian countries expected to follow suit
- **Ton-miles are growing faster than global oil demand(1)**
  - Supply diversification as well as political considerations prompt major oil importing countries to utilize alternative sources of crude oil, resulting in increased ton-miles
  - Unusual disruptions (such as hurricanes, labor strikes etc.) and port congestion have also contributed to high ton-miles growth
- **Two significant factors that could result in upside for the VLCC market are:**
  - Indian economic growth and increasing ton-miles from non-Middle Eastern sources
  - ~10% of the VLCC fleet has been slated for conversion potentially leading to supply constraints(2)
    - Conversion of over 60 VLCCs in 2008/9 into Very Large Ore Carriers (VLOC), Floating Production Storage and Offloading Units (FPSOs) and Floating Storage and Offloading Units (FSOs)

(1) Drewry
(2) Clarkson's

Vessel Values Have Increased with Robust Charter Market

- VLCC average earnings since January 2003 are ~$59,500 per day



VLCC Average Earnings Modern – ($USD)
250,000
200,000
150,000
100,000
50,000
0
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
$233,168
as of
12/14/07

Source: Clarksons.

Strong Asia Driven Demand for VLCC Tankers

- Japan, China, South Korea, and Taiwan together account for 50% of global VLCC demand
- China is driving force behind demand growth with oil imports expected to grow by 10% in 2007



12
12
16
4
6
116
63
13
12
3
28
3
6
3

Source: Poten & Partners

Vessel Values Have Increased with Robust Charter Market

Secondhand Vessel Market Values – (Million $USD)



150
120
90
60
30
0
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
300K VLCC DH - 5 Years Old
300K VLCC DH - 10 Years Old
250K VLCC SH - 15 Years Old

Source: Clarksons.

Conclusion

ENERGY INFRASTRUCTURE ACQUISITION CORP.

EIMC Highlights

- **Predictable and sustainable cash flow**
  - 100% charter coverage (average charter ~6.3 years)
    - 3 of the 9 vessels have profit sharing agreements with potential upside from base rate
- **Highest expected dividend payout in High Dividend Yield Tanker peer group for FY1[3]**
  - EIMC Insiders to waive dividends for FY1[1]
    - Proposed $1.54 dividend per share (15.0% at $10.30 share price) for public investors for 1 year post-closing – peer group estimated average ~10.3%[2][3]
  - Redomiciliation – capture peer group regulatory and tax status
- **Lower leverage than peer group**
  - Net debt / total capital: EIMC ~47.6% vs ~56.6% for peer group[2]
- **First U.S. publicly listed Asian shipping company**
  - Hong Kong based management team
  - High quality Asian charterers
    - COSCO, Sinochem Corporation, Formosa Petrochemical Corp., S-Oil Corporation, SK Shipping Corp. and Sanko Steamship Ltd.
- **Board of Directors with global expertise**
  - Ability to source and execute opportunities in all geographical zones
- **Experienced management team**
  - Over 100 years combined experience in ship owning, commercial and technical management
- **Robust industry fundamentals**

Strong Cash Flows and Management Dividend Waiver Facilitate Highest Expected Yield in the Peer Group (15.0% vs. ~10.3%)[2][3]

(1) *Refer to page 9 for EIMC's insider shareholdings*

(2) *The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (RAMS), and (VLCCF). Based on EIMC estimates, public filings and I/B/E/S Earnings Estimates from Bloomberg as of 12/19/07*

(3) *15.0% payout based on the per share amount held in trust for public investors. Actual yield to any individual investor will depend on their individual purchase price and time of purchase*

Thank You

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

Contacts

- **Company**

Marios Pantazopoulos
Chief Financial Officer and Director
Energy Infrastructure Acquisition Corp.
Tel. Delaware: 001 302 655 1771
Athens: +30 210 8983 928
Email: mgp@eiacorp.com

- **Investor Relations**

Nicolas Bornozis
Capital Link, Inc.
Tel. (212) 661-7566
E-Mail: nbornozis@capitallink.com